UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

SEGWAY IV CORP.
(Exact name of registrant as specified in its charter)

New Jersey	000-30327	22-3719169
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

213 South Oak Avenue Owatonna, Minnesota 55060
(Address of principal executive offices)
(507) 446-9166
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01    Changes In Registrant’s Certifying Accountant.

On January 6, 2011 Segway IV Corp. (the “Company”) was informed by the staff (the “Staff”) of the United States Securities and Exchange Commission (the “SEC”) that, as a result of the deregistration of its prior auditor, Gately and Associates,  LLC (the "Former Accountant"), in October 2010, the Staff believed the Company should have a firm currently registered with the Public Company Accounting Oversight Board (the “PCAOB”) re-audit the Company’s financial statements for the year ended December 31, 2009, if such audit report is required to be included in any future filings with the SEC. The Staff also indicated that any registration statements that the Company files which are required to include the Company’s consolidated financial statements for the year ended December 31, 2009 will not be declared effective unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.

The SEC’s letter to the Company is attached as Exhibit 16.1 to this Form 8-K. Prior to the Company’s 10-K filing for the year ended December 31, 2010, the Company will retain a new auditor that is currently registered with the PCAOB.

Based on the above, on January 20, 2011 the Company dismissed the Former Accountant.

The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years, except that the Former Accountant's opinion in its report on the Company's financial statements expressed substantial doubt with respect to the Company's ability to continue as a going concern for the last two fiscal years.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no reportable events as the term is described in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there was no disagreement with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 6, 2011 the Company was informed by the Staff that its Former Accountant had been deregistered by the PCAOB. The SEC believed the Company should have a firm currently registered with the PCAOB re-audit the Company’s consolidated financial statements for the year ended December 31, 2009, if such audit report is required to be included in any future filings with the SEC. The Staff also indicated that any registration statements that the Company files which are required to include the Company’s consolidated financial statements for the year ended December 31, 2009 will not be declared effective unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.

The financial statements for the quarter ended September 30, 2010 year ended December 31, 2009 included in previously filed Form 10-K filed on January 29, 2010 are no longer reliable as of October 22, 2010.

The Company has not yet discussed this Form 8-K filing with an independent accountant, as none has been retained to date.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Securities and Exchange Commission, dated January 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2011
SEGWAY IV CORP.

By:	/s/ Donny Smith
Donny Smith
President, CEO, CFO, Secretary and Director